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                                                                    Exhibit 10.4
                                                                    ------------

                               AVICI SYSTEMS INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the 2000 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Avici Systems Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2. AVAILABLE SHARES. The total number of shares of common stock, par value $.0001 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall initially be 400,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan, which number shall automatically increase on January 1 of each year, beginning with January 1, 2001, by such number of shares as is equal to the number of shares necessary to cause the total number of shares then available to be issued pursuant to the Plan (after deducting shares issued upon exercise of options under the Plan and shares issuable pursuant to outstanding options under the Plan) to be 400,000. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3. ADMINISTRATION. This Plan shall become effective on the date on which the Common Stock becomes registered under the Securities Exchange Act (the "Initial Public Offering Date"). This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan, each person who is a member of the Board and who is not an employee or officer of the Company or any subsidiary (a "Non-Employee Director") on the date of each annual meeting of stockholders of the Company (each, an "Annual Meeting Date") shall be automatically granted on such date, without further action by the Board, an option to purchase 15,000 shares of the Common Stock (the "Annual Grant").

     Subject to the availability of shares under this Plan, each Non-Employee Director on the Initial Public Offering Date shall be automatically granted on such date, without further action by the Board, an option to purchase 40,000 shares of Common Stock (the "Existing Director Grant"), unless such Non-Employee Director has been granted an option to purchase at least
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40,000 shares of Common Stock in fiscal year 2000 pursuant to the Company's 1997
Stock Incentive Plan.

     Subject to the availability of shares under this Plan, each Non-Employee Director first elected to the Board following the Initial Public Offering Date shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 35,000 shares of the Common Stock (the "Election Grant").

     The options to be granted under this paragraph 4 shall be the only options
ever to be granted at any time to such member under this Plan.   The number of
shares covered by options granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of clarity, in this event of a stock split, stock dividend subdivision on the Common Stock, as a result of such event, the number of shares available under this Plan or issuable upon exercise of options previously granted under this Plan shall be appropriately adjusted, but the number of shares set forth in this paragraph 4 for which options subsequently may be granted shall remain fixed and shall not be adjusted as a result of any such event occurring prior to the grant date.

     5. OPTION PRICE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted; provided, however, that the purchase price of the stock covered by an Existing Director Grant shall be equal to 100% of the price per share at which the Common Stock is initially sold to the public in the initial public offering of the Common Stock without regard to any applicable underwriting discounts or commissions. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List.

     6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 9 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7. VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:


     Annual Grant:
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     Option Shares for which
      Option Will be Exercisable     Date of Vesting
     ---------------------------     ---------------

          5,000                      Date of grant
          an additional 2,500        One year from the date of grant or, if
                                     earlier, the day immediately prior to the
                                     first Annual Meeting Date following the
                                     grant date
          an additional 2,500        Two years from the date of grant or, if
                                     earlier, the day immediately prior to the
                                     second Annual Meeting Date following the
                                     grant date
          an additional 2,500        Three years from the date of grant or, if
                                     earlier, the day immediately prior to the
                                     third Annual Meeting Date following the
                                     grant date
          an additional 2,500        Four years from the date of grant or, if
                                     earlier, the date immediately prior to the fourth Annual Meeting Date following the grant date

     The foregoing number of shares for which such options will become exercisable shall be subject to adjustment in accordance with paragraph 11.

     Existing Director Grant and Election Grant:
     ------------------------------------------

     Percentage of Option
     Shares for which
      Option Will be Exercisable     Date of Vesting
     ---------------------------     ---------------

          25%                        One year from the date of grant
          50%                        Two years from the date of grant
          75%                        Three years from the date of grant
          100%                       Four years from the date of grant

     In the event any optionee's service as a member of the Board terminates as of an Annual Meeting Date occurring within thirty (30) days prior to the date any option installment would otherwise have vested had such optionee continued to serve as a member of the Board, then notwithstanding the foregoing, such installment shall be vested and exercisable as of such Annual Meeting Date.

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

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     8.   NON-TRANSFERABILITY.  Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     9.   TERMINATION OF OPTION RIGHTS.

          (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, but not later than the scheduled expiration of the date of the option; and all options shall terminate after such 180 days have expired.

          (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

     10. EXERCISE OF OPTION. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Avici Systems Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

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     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS.  Upon the
occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of previously outstanding options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) RECAPITALIZATION ADJUSTMENTS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

          (c) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 available under this Plan as well as the shares, that are subject to options which previously have been granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 11 and its determination shall be conclusive.

     12. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of paragraphs 4 and 11 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

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          (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended;

     and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     13. LEGEND ON CERTIFICATES. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     14. REPRESENTATION OF OPTIONEE. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     15. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

     16. TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to paragraphs 2 and 11),
(b) materially modify the requirements as to eligibility to participate in this Plan or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     17. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

     18. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

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     19.  GOVERNING LAW.  The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

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